SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Lev Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Lev Pharmaceuticals, Inc.
NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

December 12, 2005
at 9:00 A.M.

Grand Hyatt, Park Avenue at Grand Central, New York, New York 10017

Lev Pharmaceuticals, Inc.
122 East 42nd Street, Suite 2606
NEW YORK, NEW YORK 10168

___________, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the "Meeting") of Lev Pharmaceuticals, Inc., which will be held at the Grand Hyatt, Park Avenue at Grand Central, New York, New York 10017 on Monday, December 12, 2005 at 9:00 A.M. Eastern Standard Time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

Sincerely,

Judson Cooper
Chairman of the Board of Directors

Lev Pharmaceuticals, Inc.

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2005

To our Stockholders:

The 2005 Annual Meetings of Stockholders (the "Annual Meeting") of Lev Pharmaceuticals, Inc. ("Lev" or the "Company") will be held at the Grand Hyatt, Park Avenue at Grand Central, New York, New York 10017, on Monday, December 12, 2005, beginning at 9:00 A.M. Eastern Standard Time, to consider the following proposals:

1.
To elect five directors to the Company’s Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);

2.
To approve the repricing of options to purchase an aggregate of 2,854,900 shares of Common Stock held by Joshua D. Schein, the Company’s Chief Executive Officer, and Judson Cooper, the Company’s Chairman, Executive Vice President and Secretary (Proposal No. 2);

3.	To ratify the appointment of Eisner LLP as the Company’s independent registered public accountants for the year ending December 31, 2005 (Proposal No. 3); and

4.	To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about ___________________ __, 2005, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of Lev common stock (LEVP.OB) on October 24, 2005, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

We thank you for your cooperation in returning your proxy as promptly as possible.

By Order of the Board of Directors

Judson Cooper
Chairman
New York, New York
_________ __, 2005

IMPORTANT

The return of your signed proxy as promptly as possible will greatly facilitate arrangements for the Annual Meeting. No postage is required if the proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a website address and voting codes, we urge you to vote on the Internet at www.votestock.com or telephonically toll-free at 1-866-626-4508 to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

Please SIGN, DATE, and RETURN the enclosed proxy or submit your proxy by telephone or the Internet immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lev Pharmaceuticals, Inc. ("Lev" or the "Company") to be voted at the Annual Meeting of stockholders which will be held at the Grand Hyatt, Park Avenue at Grand Central, New York, New York 10017, on Monday, December 12, 2005 beginning at 9:00 A.M. Eastern Standard Time, and at any postponements or adjournments thereof on.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:	What is the purpose of the Annual Meeting?

A:
At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy Statement, including the election of directors, approval of the repricing of options to purchase an aggregate of 2,854,900 shares of the Company’s common stock held by Joshua D. Schein the Company’s Chief Executive Officer and Judson Cooper, the Company’s Chairman, Executive Vice President and Secretary and ratification of the appointment of the Company's independent registered public accountants for the year ending December 31, 2005. In addition, management will report on the performance of the Company during fiscal year 2004 and respond to questions from stockholders.

Q:	Who is entitled to vote at the meeting?

A:
Stockholders of record at the close of business on October 24, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had outstanding and entitled to vote ___________ shares of common stock. The common stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Lev common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. You must sign and return each of the proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Q:	Who can attend the meeting?

A:
Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 A.M. Eastern Standard Time, and seating will begin at 8:30 A.M. Eastern Standard Time. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:	Why is the Company soliciting proxies?

A:
Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of Lev (the "Board" or the "Board of Directors") solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the proxy is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card.

Q:	What constitutes a quorum?

A:
The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, _________ shares of Lev common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least ____________ votes will be required to establish a quorum. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present. Because abstentions and withheld votes are considered present for purposes of determining voting power, abstentions and withheld votes have the effect of a vote AGAINST a proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q:	How do I vote?

A:	Lev is offering you four methods of voting.

•	You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope.

•	You may vote by telephone by calling the toll free number that appears on the enclosed proxy card and following the instructions given.

•	You may vote via the Internet by following the instructions provided on the enclosed proxy card.

•	You may attend the meeting and vote in person.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q:	Can I vote by telephone or electronically?

A:
If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

The deadline for voting by telephone or electronically is 5:00 P.M. (Eastern Standard Time) on December 9, 2005.

Q:	Can I change my vote after I return my proxy card?

A:
A proxy may be revoked by giving the Secretary of Lev written notice of revocation at any time before the voting of the shares represented by the proxy. A stockholder who attends the meeting may revoke a proxy at the meeting. Attendance at the meeting will not, by itself, revoke a proxy.

Q:	What are the Board's recommendations?

A:
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	for election of the nominated slate of directors (see page 6);

•
for approval of the repricing of the options to purchase an aggregate of 2,854,900 shares of Common Stock held by Joshua D. Schein, the Company’s Chief Executive Officer and Judson Cooper, the Company’s Chairman, Executive Vice President and Secretary (see page 9);

•	for ratification of the appointment of Eisner LLP as the Company's independent registered public accountants for the year ending December 31, 2005 (see page 9)

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	What vote is required to approve each item?

A:
The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Approving the repricing of the options to purchase an aggregate of 2,854,900 shares of Common Stock held by Joshua D. Schein, the Company’s Chief Executive Officer and Judson Cooper, the Company’s Chairman, Executive Vice President and Secretary and the ratification of the appointment of Eisner LLP as the Company's independent registered public accountants for the year ending December 31, 2005, will each require the affirmative vote, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect five directors to serve until the 2006 Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director as of June 30, 2005, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees' business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Name	Age	Position
Joshua D. Schein	44	Chief Executive Officer and Director
Judson Cooper	46	Chairman of the Board, Executive Vice President and Secretary
Scott Eagle	45	Director
Eric I. Richman	43	Director
Thomas Lanier	45	Director

Joshua D. Schein, Ph.D. has been Lev’s Chief Executive Officer and a Director since December 29, 2004 and Chief Executive Officer and a Director of Lev Development Corp., or LDC since the commencement of LDC's operations in July 2003. Dr. Schein is also a founder of SIGA Technologies, Inc., a publicly traded biotechnology company, and served as its Chief Executive Officer from August 1998 to April 2001. Dr. Schein also served as SIGA's acting Chief Executive Officer from April 1998 to August 1998, as Secretary and a Director from December 1995 to April 2001, and as Chief Financial Officer from December 1995 until April 1998. Dr. Schein is also a founder of DepoMed, Inc., a publicly traded drug delivery company, and served as a director of the company from December 1995 to June 1998. From January 1996 to August 1998, Dr. Schein was an executive officer and a director of Virologix Corporation, a private biotechnology company that he co-founded and subsequently was acquired by Access Pharmaceuticals, a publicly traded biotechnology company. From June 1996 to September 1998, Dr. Schein was an executive officer and a director of Callisto Pharmaceuticals, Inc., a publicly traded biotechnology company that he co-founded. Dr. Schein is also a founder of Hemoxymed, Inc., a publicly traded biotechnology company. Since 1997, Dr. Schein has been a principal of Prism Ventures LLC, a privately held limited liability company focused on the biotechnology industry. From 1994 to 1995, Dr. Schein served as a Vice President of Investment Banking at Josephthal, Lyon and Ross, Incorporated, an investment banking firm. Dr. Schein received a Ph.D. in neuroscience from the Albert Einstein College of Medicine, an MBA from the Columbia Graduate School of Business, and a B.A. in biochemistry from Brandeis University.

Judson Cooper has been Lev’s Chairman of the Board, Executive Vice President and Secretary since December 29, 2004 and Chairman of LDC since the commencement of operations of LDC in July 2003 and Executive Vice President since November 1, 2004. Mr. Cooper is also a founder of SIGA Technologies, Inc., a publicly traded biotechnology company, and served as its Chairman from August 1998 to April 2001. Mr. Cooper also served as SIGA's acting Chairman from April 1998 to August 1998, as a Director from December 1995 to April 2001, and as Executive Vice President from November 1996 to April 2001, and as its founding President from December 1995 to November 1996. Mr. Cooper is also a founder of DepoMed, Inc., a publicly traded drug delivery company and served as a director of the company from December 1995 to June 1998. From January 1996 to August 1998, Mr. Cooper was an executive officer and a director of Virologix Corporation, a private biotechnology company that he co-founded and subsequently was acquired by Access Pharmaceuticals, a publicly traded biotechnology company. From June 1996 to September 1998, Mr. Cooper was an executive officer and a director of Callisto Pharmaceuticals, Inc., a publicly traded biotechnology company that he co-founded. Mr. Cooper is also a founder of Hemoxymed, Inc., a publicly traded biotechnology company. Since 1997, Mr. Cooper has been a principal of Prism Ventures LLC, a privately held limited liability company focused on the biotechnology industry. From September 1993 to December 1995, Mr. Cooper was a private investor. Mr. Cooper is a graduate of the Kellogg School of Management.

Scott Eagle has served as a Director of Lev since December 29, 2004. Since November 1998, Mr. Eagle has been Vice President of Marketing at Claria Corporation, a leading behavioral online marketing firm where he manages the marketing team and oversees business development and partnership activities. Prior to joining Claria, Mr. Eagle was the Vice President of Marketing at Concentric Network Corporation from 1996 to 1998. Before Concentric, from 1993 to 1996, Mr. Eagle served as Vice President of Marketing at MFS Communications where he launched regional marketing campaigns for the start-up MFS Intelenet subsidiary. Mr. Eagle began his career at Procter & Gamble in marketing and new product development for consumer package goods, managing brands such as Formula 44 and Chloraseptic. Mr. Eagle holds a B.S. from the University of Pennsylvania, Wharton School.

Eric I. Richman has served as a Director of Lev since December 29, 2004. Since October 2003, Mr. Richman has been Vice President, Business Development and Strategic Planning at PharmAthene, Inc., a private biotechnology company. From 2000 to 2003, he was Vice President, Corporate Development at MaxCyte, Inc., a private biotechnology company. Mr. Richman was part of the founding team at MedImmune, Inc., a publicly-traded biotechnology company, holding various administrative, financial, strategic planning, marketing and international positions between 1988 and 2000, including Director, International Commercialization with MedImmune, Inc. (1998-2000), and Senior Director of Transplantation Products (1993-1998). He was a key member on the launch teams for MedImmune's biotechnology products, both domestically and internationally. Mr. Richman received a B.S. degree in Biomedical Science in 1984 from the Sophie Davis School of Biomedical Education (CUNY Medical School) and a Masters of Business Administration from the American Graduate School of International Management in 1987.

Thomas Lanier has served as a Director of Lev since December 29, 2004. Mr. Lanier has served as Financial Attache in the Office of International Affairs, US Treasury, and Moscow since 2003. From 1996 to 2003, Mr. Lanier was an International Advisor for the U.S. Department of the Treasury during which time he co-wrote the U.S. Treasury's guide to external debt issuance for emerging market borrowers. From 1988 until 1996 Mr. Lanier worked for Chemical Bank as a U.S. Government Bond Trader (1988-1993), Emerging Markets Salesperson (1993-1994) and Emerging Markets Debt Trader (1994-1996). In 1981 Mr. Lanier graduated from the United States Military Academy at West Point with a Bachelor of Science Degree and prior to leaving the Army in 1986, also graduated from the U.S. Army Airborne School and the U.S. Army Flight School as well as planning, organizing and controlling logistical operations on an international project for the Army Chief of Staff. In 1998, Mr. Lanier received a Masters of Business Administration with an emphasis in finance and marketing from the Fuqua School of Business, Duke University.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

The Board of Directors oversees Lev’s business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that Lev sends them and by participating in Board and committee meetings.

During 2004, the Board of Directors held 1 meeting. Each director attended 100% of the total number of meetings of the Board. The Board also approved certain actions by unanimous written consent.

The Board of Directors has standing Audit and Compensation Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Compensation Committee
Joshua D. Schein
Judson Cooper
Thomas Lanier	*
Eric I. Richman		*
Scott Eagle		*

Audit Committee. The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Audit Committee currently consists of Mr. Thomas Lanier. Our Board of Directors has determined that Mr. Lanier is "independent" as that term is defined under applicable SEC rules. We currently do not have an audit committee financial expert serving on our Audit Committee because we have not been able to identify a suitable candidate. However, we are interviewing candidates and expect to shortly appoint a director who qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B promulgated by the SEC.   The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. A copy of this charter is available on our web site www.levpharma.com and is included as Appendix A to this Proxy Statement.

Compensation Committee. The Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of the company; assuring that the executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the company; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; and periodically evaluating the terms and administration of our incentive plans and benefit programs.

The Compensation Committee currently consisting of Mr. Eric I. Richman and Mr. Scott Eagle. The Board of Directors has determined that all of the members of the Compensation Committee are "independent." The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. A copy of this charter is available on our web site at www.levpharma.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics for Officers, Directors and Employees that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.levpharma.com.

Directors Compensation

Upon their appointment to the Board of Directors on December 29, 2004, each of our independent directors received a grant of stock options to purchase 225,000 shares of common stock at an exercise price of $0.80 per share which vest over a period of three years from the date of grant.

Stockholder Communication with the Board of Directors

Communications to the Board of Directors, the non-management directors or any individual director may be sent to the Corporate Secretary, c/o Lev Pharmaceuticals, Inc., 122 East 42nd Street, Suite 2606, New York, New York 10168.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of our common stock to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company has no knowledge that, any of its directors, executive officers or persons who beneficially own ten percent or more of our common stock have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except that Gary McAdam, Mathis Family Partners Ltd., and Gary Agron, each former principal stockholders of the Company and James Eller, the Company's former Chief Executive Officer and director, were late in filing a Form 4 for an issuance of shares of common stock in October 2004.

PROPOSAL NO. 2

APPROVAL OF THE REPRICING OF OPTIONS TO PURCHASE AN AGGREGATE OF 2,854,900 SHARES OF COMMON STOCK HELD BY JOSHUA D. SCHEIN, THE COMPANY’S CHIEF EXECUTIVE OFFICER, AND JUDSON COOPER THE COMPANY’S CHAIRMAN

Following the consummation of the Agreement and Plan of Merger among Fun City Popcorn, Inc. (“FCP”), Lev Acquisition Corp. and Lev Development Corp. (“Old Lev”) dated November 5, 2004, as amended (the "Merger"), the Board of Directors of Lev, formerly FCP, determined that the basis for the exchange of options and warrants to purchase common stock of Old Lev outstanding prior to the Merger for options and warrants to purchase common stock of Lev should be changed. Though the number of shares issuable upon exercise of these options and warrants was increased, the parties to the Merger did not proportionately reduce the exercise price of these options and warrants to account for the increase in the number of shares outstanding after the Merger.

Accordingly, in May 2005, Lev’s Board of Directors reduced the exercise price of outstanding warrants to purchase 190,327 shares from $0.10 to $0.04 per share, and reduced the exercise price of outstanding warrants to purchase 111,341 shares from $0.85 to $0.30 per share. In addition, the Company's Board of Directors determined to reduce the exercise price, from $0.85 to $0.30, of outstanding options to purchase 1,427,450 shares of common stock held by each of Lev’s Chief Executive Officer, Joshua D. Schein and Chairman, Judson Cooper, respectively (an aggregate of 2,854,900 shares).

In July 2005, the Board determined that the repricing of the options held by Messrs. Schein and Cooper should be subject to obtaining stockholder approval at Lev’s next annual meeting. If this option repricing is approved by the stockholders, Lev will record a charge to operations at the date such stockholder approval is obtained and Lev’s statement of operations will be charged or credited at the end of each reporting period with respect to these employee options to reflect subsequent changes in the value of these options based on changes in Lev's stock price. If the stockholders had approved this change on June 30, 2005, Lev would have recorded a charge of $1,108,200 to operations.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE REPRICING OF OPTIONS TO PURCHASE AN AGGREGATE OF 2,854,900 SHARES OF COMMON STOCK HELD BY JOSHUA D. SCHEIN, THE COMPANY’S CHIEF EXECUTIVE OFFICER, AND JUDSON COOPER, THE COMPANY’S CHAIRMAN, EXECUTIVE VICE PRESIDENT AND SECRETARY.
PROPOSAL NO. 3

RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected Eisner LLP as the independent registered public accountants of the Company for the year ending December 31, 2005. Eisner LLP, audited the financial statements of Lev Pharmaceuticals, Inc. for the fiscal year ended December 31, 2004. Representatives of Eisner LLP are expected to attend the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial statements of the Company, the qualifications, independence and performance of the Company’s independent registered public accountants, the performance of the Company’s internal audit function and compliance by the Company with legal and regulatory requirements.

The Audit Committee is comprised solely of independent directors, as defined in the listing standards of the American Stock Exchange, as well as other statutory, regulatory and other requirements applicable to the Company. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee annually reviews and assesses the adequacy of its charter in order to insure early or timely compliance with statutory, regulatory, listing and other requirements applicable to the Company.

The Audit Committee has received from the independent registered public accountants a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent registered public accountants the quality and adequacy of the Company’s internal controls. The Audit Committee also reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks.

The Audit Committee has discussed and reviewed with the independent registered public accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent registered public accountants’ examination of the financial statements.

The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2004, with management and the independent registered public accountants. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accountants have the responsibility for the examination of those statements.

Based on the above review and discussions with management and the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to stockholder ratification, the selection of Eisner LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2005, and the Board concurred in its recommendation.

Submitted by the Audit Committee

Thomas Lanier

The information contained in the above Audit Committee Report shall not be deemed “ soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference into such filings.

Principal Accountant Fees and Services

 Audit Fees.

The aggregate fees billed and unbilled for professional services rendered by the Company’s principal accountants for the audits of the Company’s financial statements included in Form 8-K/A and for the financial statements included in our annual report on Form 10-KSB were approximately $25,000 for the period from July 21, 2003 (inception) to December 31, 2003 and approximately $90,000 for the year ended December 31, 2004 which includes an audit for the nine month period ended September 30, 2004. The aggregate fees billed by the Company’s principal accountants, for professional services rendered for the audits of Fun City Popcorn’s (“FCP”) annual financial statements for the years ended September 30, 2004 and 2003, and for the reviews of the financial statements included in FCP's quarterly reports on Form 10-QSB during those fiscal years were $19,525 and $34,870, respectively.

Audit-Related Fees.

For the period from July 21, 2003 (inception) to December 31, 2003 and for the year ended December 31, 2004 there were no audit-related fees billed by the Company’s principal accountants. The aggregate fees billed by the Company’s principal accountants for FCP Audit Related matters were $5,046 for the fiscal year ended September 30, 2004 and $0 for the fiscal year ended September 30, 2003.

Tax and Other Fees.

For the year ended December 31, 2004, the Company was billed $18,091 for tax services and other fees. The Company was not billed by its principal accountants for tax compliance matters or other services for the period from July 21, 2003 (inception to) December 31, 2003. The aggregate fees billed by the Company’s principal accountants for FCP tax compliance matters were $454 for the fiscal year ended September 30, 2004 and $1,085 for the fiscal year ended September 30, 2003

Policy on Audit Committee Pre-Approval of Audit, Audit-Related and Permissible Non-Audit Services of the Independent Registered Public Accountants

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Recommendation of the Board of Directors

If the stockholders do not approve the selection of Eisner LLP, the appointment of the independent registered public accountants will be reconsidered by the Audit Committee of the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY.

OTHER INFORMATION

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of the Company’s common stock as of October __, 2005 by (i) each person know to beneficially own more than 5% of the outstanding common stock, (ii) each of the Company’s directors, (iii) the Named Executive Officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Lev Pharmaceuticals, Inc., 122 East 42nd Street, Suite 2606, New York, N.Y. 10168.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned (1)

Judson Cooper (2)	29,329,102	36.0%

Joshua D. Schein (3)	29,894,372	36.7%

Douglas J. Beck	0	—

Yanina T. Wachtfogel	3,425,879	4.2%

Scott Eagle	0	—

Eric I. Richman	0	—

Thomas Lanier	71,372	*

All Directors and Executive Officers as a Group (7 persons)	35,247,308	43.2%

Prism Ventures, LLC (4)	27,473,417	33.7%

Emigrant Capital Corporation 6 East 43rd Street New York, NY 10017	10,076,116	12.4%

Richard Stone	6,147,571	7.5%

Newton Partners LLC (5)	5,293,763	6.5%

Windsor Ventures LLC (5)	5,017,066	6.2%

* less than 1%

(1) Applicable percentage ownership as of October __, 2005 is based upon 81,527,544 shares of common stock outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges ("Purchase Rights") are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of such Purchase Rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(2) Consists of (i) 1,427,450 shares of common stock issuable upon exercise of stock options, (ii) 27,473,417 shares of common stock owned by Prism Ventures, LLC and the limited liability companies referred to in Note 4 below, each of which is owned by Prism Ventures, LLC, a limited liability company in which Mr. Cooper owns a 50% interest, and (iii) 428,235 shares of common stock owned by certain family members of Mr. Cooper.

(3) Includes (i) 1,427,450 shares of common stock issuable upon exercise of stock options and (ii) 27,473,417 shares of common stock owned by Prism Ventures, LLC and the limited liability companies referred to in Note 4 below, each of which is owned by Prism Ventures, LLC, a limited liability company in which Mr. Schein owns a 50% interest.

(4) Includes an aggregate of 20,621,658 shares of common stock owned by Newton Partners LLC, Windsor Ventures LLC, Sapphire Ventures LLC, Tudor Technology Ventures LLC and Entry Point Capital LLC, each of which is owned by Prism Ventures, LLC. Each of Judson Cooper and Joshua D. Schein own a 50% interest in Prism Ventures, LLC. The address of Prism Ventures, LLC is 524 Clubhouse Road, Woodmere, New York 11598.

(5) Prism Ventures, LLC owns a 100% limited liability company interest in such company. The address of Newton Partners LLC and Windsor Ventures LLC is 524 Clubhouse Road, Woodmere, New York 11598.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our chief executive officer and other executive officers (the "Named Executive Officers") with annual compensation exceeding $100,000 during the fiscal year ended December 31, 2004.

	Annual Compensation		Long Term Compensation
		Salary	Securities Underlying
Name and Principal Position	Year	($)	Options (#)

Joshua D. Schein	2004	$252,423	1,427,450
Chief Executive Officer	2003	—	—

Judson Cooper	2004	$264,423	1,427,450
Chairman and Executive Vice President	2003	—	—

Yanina Wachtfogel	2004	$312,500	—
Chief Scientific Officer	2003	—	—

Option Grants in Year Ended 2004

The following table sets forth certain information concerning grants of options to purchase common stock made to the Named Executive Officers during the year ended December 31, 2004.

Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in 2004	Exercise Price Per Share	Expiration Date
Joshua D. Schein	1,427,450	50%	$0.85	11/1/2014
Chief Executive Officer

Judson Cooper	1,427,450	50%	$0.85	11/1/2014
Chairman and Executive Vice President

Aggregated Option Exercises in 2004 and Year End Option Values

The following table provides certain information with respect to the Named Executive Officers concerning the exercise of stock options during the fiscal year ended December 31, 2004 and the value of unexercised stock options held as of such date.

	Number of Shares Underlying Options at December 31, 2004		Value of Unexercised In the Money Options at December 31, 2004 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Joshua D. Schein	1,427,450	0	$228,392	—
Chief Executive Officer

Judson Cooper	1,427,450	0	$228,392	—
Chairman and Executive Vice President

During the fiscal year ended December 31, 2004 no options were exercised.

(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying common stock using the closing sale price on the OTC Bulletin Board of $1.01 per share on December 31, 2004.

Employment Agreements

The Company entered into four year employment agreements with each of Joshua Schein and Judson Cooper, effective as of November 1, 2004. Pursuant to the respective employment agreements, each of Mr. Schein and Mr. Cooper receives a base salary of $312,500 with an annual 5% increase, options to purchase up to 1,427,450 shares of our common stock with an exercise price of $0.85 per share and customary benefits and reimbursements. In the event Messrs. Schein or Cooper are terminated in connection with a change in control of the Company, each will receive his salary for the remainder of the term of the employment agreement and all other amounts due pursuant to the employment agreement plus a tax gross-up payment. The exercise price of the options was reduced to $0.30 by the Board of Directors in May 2005, subject to obtaining stockholder approval.

Equity Compensation Plan Information

The following table shows information with respect to each equity compensation plan under which our common stock is authorized for issuance as of the fiscal year ended December 31, 2004.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,529,900	$0.84(1)	6,470,100

Equity compensation plans not approved by security holders	301,668	$0.38	-0-

Total	3,831,568	$0.80(1)	6,470,100

(1) The weighted-average exercise price information has not been adjusted for the proposed repricing, from $0.85 to $0.30 per share, of options to purchase 2,854,900 shares which is subject to stockholder approval.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the time of the Company’s inception on July 21, 2003, Prism Ventures, LLC, which is owned 50% by Judson Cooper, Lev’s Chairman and Executive Vice President, and 50% by Joshua Schein, Lev’s Chief Executive Officer, purchased 30,132,168 shares of our common stock for nominal value.

On August 6, 2004, Timothy E. Evon, Thomas T. Evon and William H. Hamen ("Sellers") sold an aggregate of 1,441,027 shares of the Company’s predecessor, Fun City Popcorn (“FCP”) common stock to Earnest Mathis, Gary McAdam and Gary A. Agron, each former principal stockholders of the Company ("Purchasers"). Messrs. Mathis, McAdam and Agron acquired 480,342 shares, 480,342 shares and 480,343 shares, respectively. The purchase price for the shares was $300,000 plus the assumption by the Purchasers of approximately $66,800 of our liabilities. The Purchasers also agreed to pay the Sellers a portion of any profits earned by the Purchasers upon any resale of the shares. The purchase price was satisfied by the delivery to Sellers from Purchasers of a non-interest bearing $300,000 promissory note due no later than February 6, 2006 and the assumption by the Purchasers of the aforesaid liabilities of the Company in the approximate amount of $66,800.

On October 2, 2004, Gary J. McAdam, Gary A. Agron and Mathis Family Partners, Ltd., each a former principal stockholder, agreed to provide FCP, with a line of credit up to an aggregate $100,000. Any borrowings were to bear interest at 6% per annum, any outstanding amounts were due on demand and the obligation of the lenders to loan any funds terminated upon the Merger. There were no borrowings under the line of credit. In consideration for the line of credit, FCP issued to each of Gary J. McAdam, Gary A. Agron and Mathis Family Partners, Ltd. 871,317 shares of FCP's common stock or an aggregate of 2,613,951.

The Company entered into a one year consulting agreement commencing April 1, 2005 with Richard Stone who owns approximately 7% of the Company’s outstanding common stock. Mr. Stone is paid $120,000 per year for his services, with payments made quarterly.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports and Form 10-KSB.

Additional copies of Lev’s Annual Report and Form 10-KSB for the fiscal year ended December 31, 2004 may be obtained without charge by writing to the Secretary, Lev Pharmaceuticals, Inc., 122 East 42nd, Suite 2606 New York, New York 10168. Lev's Annual Report and Form 10-KSB can also be found on Lev's website: www.levpharma.com.

Stockholders Proposals for the 2006 Annual Meeting.

Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2006 Annual Meeting of Stockholders must submit the same to the Secretary, at the Company's principal executive office at 122 East 42nd, Suite 2606 New York, New York 10168, no later than March 15, 2006.

Proxy Solicitation Costs.

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

THE BOARD OF DIRECTORS

New York, New York
______________ __, 2005

PROXY CARD

LEV PHARMACEUTICALS, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 12, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Joshua D. Schein and Judson Cooper, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Lev Pharmaceuticals, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on December 12, 2005 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Lev Pharmaceuticals, Inc. to be held at the Grand Hyatt, Park Avenue at Grand Central, New York, New York 10017 on Monday, December 12, 2005, beginning at 9:00 A.M. Eastern Standard Time.

Please read the Proxy Statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3

1.	Election of Directors	FOR	WITHHOLD
Nominees

	01-Joshua D. Schein	☐	☐
	02-Judson Cooper	☐	☐
	03-Scott Eagle	☐	☐
	04-Eric I. Richman	☐	☐
	05-Thomas Lanier	☐	☐

	FOR	AGAINST	ABSTAIN
2.
Proposal to approve the repricing of options to purchase an an aggregate o f 2,854,900 shares of common stock held by Joshua D. Schein, the Company’s Chief Executive Officer, and Judson Cooper, the Company’s Chairman, Executive Vice President and Secretary
	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Proposal to ratify Eisner LLP as the Company’s independent registered public accountants for the year ending December 31, 2005.	☐	☐	☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: ________________, 2005

Signature

Name (printed)

Title

Appendix A

LEV PHARMACEUTICALS, INC.

AUDIT COMMITTEE CHARTER

Organization

There shall be a committee appointed by the Board of Directors of Lev Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”) of members of the Board of Directors all of which shall be independent non-employee directors to be known as the audit committee (the “Committee”). The number of Committee members shall be as determined by the Board of Directors consistent with the Corporation’s certificate of incorporation and by-laws as the same may be amended from time to time. The Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall be a “financial expert” as defined by the Securities and Exchange Commission in its rules. The Committee Chair and members shall be designated annually by a majority of the full Board, and may be removed, at any time, with or without cause, by a majority of the full Board. Vacancies shall be filled by a majority of the full Board.

Statement of Purpose

The Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Corporation, the quality and integrity of the financial reports of the Corporation and the Corporation’s compliance with legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management to the Corporation.

Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Committee will:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system and complaints or concerns relating thereto.

•
To recommend, for shareholder approval, the independent auditor to examine the Corporation’s accounts, controls and financial statements. The Committee shall have the sole authority and responsibility to select, evaluate and if necessary replace the independent auditor. The Committee shall have the sole authority to approve all audit engagement fees and terms and the Committee, or a member of the Committee, must pre-approve any non-audit service provided to the Corporation by the Corporation’s independent auditor.

•
Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•
Obtain and review at least annually, a formal written report from the independent auditor setting forth its internal quality-control procedures; material issues raised in the prior five years by its internal quality-control reviews and their resolution. The Committee will review at least annually all relationships between the independent auditor and the Corporation.

•
Ensure that the lead audit partner assigned by the independent auditor as well as the audit partner responsible for reviewing the audit of the corporation’s financial statements shall be changed at least every five years.

•	Review and appraise the audit efforts of independent auditors of the Corporation and, where appropriate, recommend the replacement of the independent accountants.

•	Consider and approve, if appropriate, major changes to the Corporation’s accounting principles and practices as suggested by the independent auditors or management.

•
Establish regular and separate systems of reporting to the Committee by management and the independent auditors regarding any significant judgements made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments and additional items as required under the Sarbanes-Oxley Act including critical accounting policies.

•
Review with the independent auditors and financial accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to assess and manage financial risk exposure and to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

•
Review and approve the internal corporate audit staff functions, including (i) purpose, authority and organizational reporting lines; (ii) annual audit plan, budget and staffing; (iii) concurrence in the appointment, compensation and rotation of the internal audit management function; and (iv) results of internal audits.

•
Review the financial statements contained in the annual report and quarterly report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

•	Prepare and publish an annual Committee report in the proxy statement of the Corporation.

•
Review with management of the Corporation any financial information, earnings press releases and earnings guidance filed with the Securities and Exchange Commission or disseminated to the public, including any certification, report, opinion or review rendered by the independent auditors.

•
Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Corporation’s financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•
Establish procedures for receiving and treating complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the board of directors.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside advisors for this purpose if, in its judgment, that is appropriate.

Committee Performance Evaluation

The Committee shall annually conduct an evaluation of its performance in fulfilling its responsibilities and meeting its goals, as outlined above.

Meetings

A majority of Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting at which a quorum is attained, shall be the act of the Committee. The Committee may delegate matters within its responsibility to subcommittees composed of certain of its members. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate. The Committee shall meet as required, keep a record of its proceedings, if appropriate or needed, and report thereon from time to time to the Board of Directors.